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                                                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Il Fornaio (America) Corporation on Form S-8 of our report dated March 8, 2000, appearing in the Annual Report on Form 10-K of Il Fornaio (America) Corporation for the year ended December 26, 1999.


/s/ DELOITTE & TOUCHE LLP

San Francisco, California
October 6, 2000